Exhibit 99.1

August 2013 NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and proforma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Elephant Talk : L eading vendor /provider of M obile Software DNA™ Platform and Services 2 Mission : » To provide an end - to - end service portfolio enabling and securing Big Data in the mobile cloud Vision: » We empower Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) in providing: o Tier One, innovative , on premise or cloud based, outsourced mobile communications infrastructure o Full suite of off - the - shelf Services & Features o Full range of MNO & MVNO support services o All required third p arty interfaces » Cyber Security Technology - We enable organizations to secure all cloud and electronic based customer financial transaction channels within a single platform

Investment Highlights Proprietary Integrated M obile & Security Software ▪ Attractive Business M odels: monthly recurring revenue subscription and transaction - based; revenue mix - high - margin, high - growth mobile & security solutions ▪ Inflection point in both business models: Strong operating momentum for both Mobile P latform B usiness and T ransaction S ecurity B usiness in 2012, further strengthening in 2013, and with strong growth outlook for 2014 and beyond ▪ Mobile and security business revenue has grown from $5.8 million in 2011 to $11.7 million in 2012 to $14.8 million over the trailing twelve months ending June 30, 2013 ▪ Gross Margins* have improved from 11% in 2011 to 29% in 2012 to 45% in our last twelve months ending June 30, 2013. Quarterly Gross Margin* increased almost 12 - fold over the last 2 years, from $0.3m in Q2 2011 to $ 3.5m in Q2 2013 • Q2 of 2013 our gross margin* was 70.7%, the highest level ever ▪ Over $100 million multi - year investment in Carrier Grade (Software DNA™ ) Mobile Platform, mostly E xpensed, not Capitalized. • P roprietary software (Company - owned Code) cloud - based mobile telecommunications, identity & access management and world - class mobile transactions security ▪ Insiders invested approximately $60 million . CEO invested an additional $4.5 million in June. * Gross Margin is a non US GAAP metric 3

Revenue Development Mobile & Security Solutions Continue to Gain Significant Traction 4 Q2 - 2012 Revenue Mix Q2 - 2013 Revenue Mix Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Mobile & Security Revenue Contribution Material improvement over last several quarters LTM = Last Twelve Month

Positive Margin Development Driven by Growth of Mobile & Security Results 5 LTM = Last Twelve Month Yearly Gross Margin (%) Yearly Gross Margin ($m) Quarterly Gross Margin (%) Quarterly Gross Margin ($m) Over the past several quarters, margin has been trending upward as we began our transition to high - growth, high - margin business lines

Elephant Talk Communications Fiscal Year End: December 31 st NYSE MKT: ETAK Stock Price (8/9/13): $0.80 52 Week Trading Range: $0.55 - $1.84 Shares Outstanding: (6/30/13) 133.1 million Market Cap: $106 million Average Daily Volume (3m): 357,392 Revenue ( ttm ): $25.1 million Gross Margin ( ttm ): $11.4 million Recent Events 8 /08/13 - Elephant Talk Communications Reports Second Quarter 2013 Financial Results 7/16/2013 – NEO - SKY Chooses Elephant Talk's Mobile Platform to Operate its Mobile Services in Spain 7/11/2013 – A nnounces long term agreement with Axiom Telecom LLC to host Mobile Managed Services in the Middle East 6 / 2 6/2013 – A nnounces CEO's First Call on SDN - platform in Mexico - M inimum of 1.5 million mobile subscribers in Mexico migrated by the end of 2013. 6 /17/2013 – $4.5 million investment from Elephant Talk CEO Steven van der Velden

7 Elephant Talk Philosophy: A Network without Borders & Limitations ▪ IT as enabling factor , minimizing users complexity and maximizing controllability, customized and flexible, combined with cutting edge security ▪ Deep understanding of the mobile eco system ▪ Ownership of critical components and modules for fine tuned interfaces: each module for highest efficiency cooperation ▪ In control, not relying on external vendors: ability to really offer end - to - end responsibility ▪ Creation of virtualized processing environments that can run modules parallel in real time instead of in sequence ▪ Development of (geo)redundant processing platforms with huge processing and storage power ▪ Mobile Software DNA™ architecture: steering through a single interface for multiple modules/sites/countries. Key clients include Vodafone in Spain, Zain in Saudi Arabia, lusacell in Mexico

Elephant Talk Platform Components

Verticals seamlessly combine any module they need

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA
- Radio Network LTE

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	SIM Logistics	Online Rating & Charging	1-to-1 Communication
STP	Multi-IMSI	Prepaid	M2M
IN	Multi-MSISDN	Postpaid Billing	Voice Mail
SMS	Number Porting	Invoicing	Promotions Package
WAP	Lawful Intercept	Fraud management	Parents Control
GGSN	OTA SIM & Handset	Reporting	Healthcare
MMS	Roaming (CAP-Callback)	Self-Service	Contactless
USSD	Deep Packet Inspection	UI/API CRM Provisioning	mPayment
IVR	Video-Call	Credit Check	m-Banking
4G (LTE-DECT-Wi-Max-IMS)	Premium Messaging	Multi-Channel Top-Up	mCommerce / Loyalty

MVNO

- Marketing
- Distribution
- Sales
- Customer Care

Roadmap

8

ValidSoft Authentication & Authorization Solutions: Key Factor for Cyber Security & Cloud Security

- With the move from **2G/3G/traditional GSM & CDMA systems** towards 4G/LTE, most traditional telecom equipment is **expected to be decommissioned.**
- MNOs are **not able to rely anymore on existing traditional security layers.** They have to deal with the **same challenges as anyone offering services in the cloud.**
- **New concepts of Authentication and Authorization** will be key elements in securing a proper and profitable future use of these networks.
- Cyber Security leader - built up an expanding **patent portfolio of ring-fenced technologies**
- Turning a variety of **raw network data**, **in real time into contextual decision info to support mission critical applications through the cloud**, like financial services, medical records, government benefits, digital rights management, confidential/privacy sensitive info.
- **Data protection + privacy compliant:** ValidSoft positions us to be **the only cloud security offering with 3 privacy seals** for all financial applications.

Key clients, such as, FICO/Adeptra, Banco Santander along with financial institutions in the USA, UK, Australia and governmental agencies in Europe

9

The Problem:
Traditional Trusted Security is Broken!

- **Global cybercrime:** $1.4 trillion per year problem[1]
- **Cybercrime** expected to grow 10+% per annum through 2016[2]
- **Fraud in U.S.** - $200 billion per year problem[3]
- **Identify theft** and theft of payment related data now regularly occurring on a mass scale



Malware takes over user's on-going transaction

Malware "controls" user transactions… Channels now compromised

User unwittingly confirms corrupted transaction

Malware "invisibly" corrupts user's transaction

Bank sends expected OTP to user

- Traditional "Gold Standard" security models compromised
- One-size fits all
- Decisioning systems based on historical data
- "Point" solutions – not holistic

(1) UK National Security Strategy Report to Government, 2010
(2) Gartner
(3) First Data Fraud Trends, 2010

10

ElephantTalk

ValidSoft Cyber Security
Redefining Fraud Prevention/Privacy Protection

- **Emerging global leader** in Telecommunication-based Multi-Layer, 5-Factor mutual, invisible & visible Authentication & Identity and Transaction Verification for all electronic transaction channels
- **Fraud prevention solutions:** Card Present, Card Not Present, ecommerce, Internet/Telephone Banking, Mobile Financial Services (m-banking, m-payments, m-commerce), Enterprise security
- **Solutions ideal for Mass Consumer Deployment:** Cost effective, intuitive, secure, disability enabled, pervasive solutions – applicability in: Financial Services; Healthcare; Retail; Gaming
- Extensive **patent portfolio,** trademarks, copyrights
- **Gartner** views mobile fraud detection as a “high benefit” solution and **lists ValidSoft among top solutions**.
- Only security software company with **Three EU Data Privacy Seals**

Euro PriSe
European Privacy Seal
Privacy at its best!

11

ValidSoft Partner Access to Large Addressable Markets 12 1BN+ transactions 5BN+ transactions 10BN + transactions Increased Volume Incremental Transaction Risk Top Banks Merchant Acquirers / Payment Processors / Schemes Mobile Payments (Mobile banking, Mobile Commerce, P2P) Machine - to - Machine • Customers • Transaction Volume • Partnership Relevance (target) Spindle

Elephant Talk Communications Corp. Financial and Business Model Discussion 13

Business Summary Growing Fast, Strong Pipeline, World Class Platform Elephant Talk Overview ▪ Recent contract wins in telecom and transactional security – positioned well for recurring revenue growth ▪ Strategic geographical focus: Americas, EMEA, Europe ▪ Strong pipeline of mobile telecoms and cloud security transactions ▪ World Class Mobile Cloud Management & Security Delivery Platform - unique product positioning ▪ Strong client base for outsourcing services, including mobile leaders as : • Vodafone • Zain • Iusacell 14

Business Summary Growing Fast, Strong Pipeline, World Class Platform ValidSoft Overview ▪ World Class multi - layer, multi - factor authentication and transaction verification platform, custom - designed for the mobile world ▪ Only indigenous 5 Factor authentication solution in the world ▪ World Class Voice Biometrics capability (NIST tested), a key element assuring Cyber Security, custom - designed for the mobile world ▪ Only security software company accredited with 3 European Privacy Seals ▪ Security transaction contracts awarded: • Banco Santander • Newcastle Permanent Building Society • US Financial Institution • Leading UK Bank • Leading UK Building Society 15

Monthly Recurring Revenue Business Model
Key factor in building up growing Revenue Base

- Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers:
  - From **Capex to Opex**, freeing up resources
  - From **Fixed to Variable Cost**; "pay as you go" model
  - From Complicated, Point Solutions to **One-Stop Shop Solutions**

Solution	Segment	Revenue Model	Average Pricing	Gross Margin
Managed Services	ElephantTalk	• Subscription-based	• $1.00 / month / subscriber	90+%
Managed Services + Airtime (Bundled Offering)	ElephantTalk	• Subscription-based	• $10.00 - $20.00 / month / subscriber	20+%
Transaction Verification	ValidSoft Redefining Fraud Prevention	• Transaction-based • Subscription-based	• $0.20-0.01 / verification • $0.30 - $0.50 / month / subscriber	60+%

16

Reducing Cash Burn Rate Major Focus for the Company 17 non-GAAP Adjusted EBITDA is defined as net (loss)profit before other income & expense, depreciation and amortization, stock-based compensation and income tax provision

Recent Milestones

Getting to Operational Cash Flow Positive

Elephant Talk

- Signed Software DNA™ contract with Iusacell in Mexican market
  - *Outsourcing Platform will have initial capacity for 10m SIMs; over time to be expanded to at least 20m SIMs*
  - *Initial Migration of 1.5m SIMs planned before end of 2013*
- Entered US Telco market – Acquired 100% of assets of Telnicity April 1, 2013
- Vodafone Enabler Spain Platform
  - *Managing over 1.3 million SIMs*
  - *Positioned to double SIMs over the next 2 years*
- Saudi Arabia: Axiom won 1 of the 3 MVNO licenses, using the network of Zain, another key ETAK managed services client

ValidSoft

- SIM Swap live with a leading global financial institution (9M+ transactions)
- Awarded contract with leading US financial institution for VALid and Voice Biometrics
- Awarded contract with leading UK financial institution for SIM and POS
- Signed $1m+ contract with leading Building Society for our patented Authentication & Transaction Integrity solution: VALid®
- FICO/Adeptra partnership - Leading risk solutions provider; 70% of all transactions processed by FICO risk engine; 5k+ clients.
- 2012 Banking Technology Award for Best Security Initiative in December 2012
- Winner Jury Vote at "Florin" 2013 awards for SMART™ telco-based technology for multi-factor & layer authentication solution to authenticate & verify mobile transactions

18

Investment Highlights Proprietary Integrated M obile & Security Software ▪ Attractive Business M odels: monthly recurring revenue subscription and transaction - based; revenue mix - high - margin, high - growth mobile & security solutions ▪ Inflection point in both business models: Strong operating momentum for both Mobile P latform B usiness and T ransaction S ecurity B usiness in 2012, further strengthening in 2013, and with strong growth outlook for 2014 and beyond ▪ Mobile and security business revenue has grown from $5.8 million in 2011 to $11.7 million in 2012 to $14.8 million over the trailing twelve months ending June 30, 2013 ▪ Gross Margins* have improved from 11% in 2011 to 29% in 2012 to 45% in our last twelve months ending June 30, 2013. Quarterly Gross Margin* increased almost 12 - fold over the last 2 years, from $0.3m in Q2 2011 to $ 3.5m in Q2 2013 • Q2 of 2013 our gross margin* was 70.7%, the highest level ever ▪ Over $100 million multi - year investment in Carrier Grade (Software DNA™ ) Mobile Platform, mostly E xpensed, not Capitalized. • P roprietary software (Company - owned Code) cloud - based mobile telecommunications, identity & access management and world - class mobile transactions security ▪ Insiders invested approximately $60 million . CEO invested an additional $4.5 million in June. * Gross Margin is a non US GAAP metric 19

20 Contact Us Corporate Headquarters: 9705 N. Broadway Ext. Ste 200, 2nd Floor 249 Oklahoma City. OK 73114 Phone: (866) 901 - 3309 www.elephanttalk.com Investor Relations: ▪ Steve Gersten steve.gersten@elephanttalk.com Phone: (813) 926 - 8920 ▪ Alan Sheinwald asheinwald@allianceadvisors.net Phone : (212)398 - 3486